UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2018

VITAMIN SHOPPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Harmon Meadow Blvd.

Secaucus, New Jersey 07094

(Address of Principal Executive Offices, including Zip Code)

(201) 868-5959

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging Growth Company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements

As previously reported, on May 18, 2018, Vitamin Shoppe, Inc. (the “Company”) reported that Bill Wafford was promoted to the position of Executive Vice President—Chief Financial Officer, effective June 6, 2018, replacing Brenda Galgano, who resigned from the Company effective June 5, 2018, in order to take a position at another Company.

On June 5, 2018, Mr. Wafford entered into a letter agreement with the Company, which memorialized the terms of Mr. Wafford’s promotion. Mr. Wafford will be entitled to receive: (i) an annual base salary of $500,000; (ii) a target annual bonus opportunity equal to 50% of his eligible earnings, except that from the beginning of the fiscal year through June 5, 2018 it will equal to 45%; (iii) an equity grant under the Vitamin Shoppe 2009 Equity Incentive Plan, as amended and restated through February 22, 2017, comprised of (x) restricted stock valued at $20,000 as of the grant date, vesting 50% on the second anniversary of the grant date and the remaining 50% on the third anniversary of the grant date, and (y) performance stock units valued at $30,000, vesting in 2020; and (iv) eligibility to participate in and be granted awards under the Company’s long-term incentive plan, including for 2019, he will be eligible for a grant valued between $270,000 and $325,000.

In connection with Ms. Galgano’s separation from the Company, the Company and Ms. Galgano entered into a consultation agreement, pursuant to which, commencing on June 6, 2018, Ms. Galgano will provide the Company with transition services until September 7, 2018. Ms. Galgano will receive $175,000 for her services. In addition, Ms. Galgano executed a customary general release and waiver of claims she may have against the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAMIN SHOPPE, INC.

Date: June 7, 2018	By:	/s/ David M. Kastin
		Name:	David M. Kastin
		Title:	Senior Vice President, General Counsel and Corporate Secretary